EXHIBIT 10.18

           THIRD AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT

     This Third Amendment and Joinder to Loan and Security Agreement ("Joinder") is made this 25th day of February, 2004 by and among by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender", and collectively, "Lenders"), Fleet Capital Corporation, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for the Lenders ("Agent"), and Gentiva Health Services, Inc., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 (the "Company"), Gentiva Health Services Holding Corp., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 ("GHS"), and Gentiva CareCentrix, INC., Gentiva CareCentrix (Area One) Corp., Gentiva CareCentrix (Area Two) Corp., Gentiva CareCentrix (Area Three) Corp., Gentiva Certified HealthCare Corp., GENTIVA HEALTH Services (Certified), Inc., GENTIVA HEALTH Services (USA), Inc., GENTIVA Services of New York, Inc., New York Healthcare Services, Inc., OHS Service Corp., QC-Medi New York, Inc., QUALITY Care - USA, Inc., and Quality Managed Care, Inc. (each an "Existing Subsidiary Borrowing Corporation"), each Existing Subsidiary Borrowing Corporation with a state of incorporation and chief executive office as listed on the exhibits to the Loan Agreement (each of the Company, GHS and each Existing Subsidiary Borrowing Corporation, an "Existing Borrower," and collectively, "Existing Borrowers") and GENTIVA HEALTH SERVICES IPA, INC., a New York corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 ("New Borrower"). (The term "Borrowers" as used herein shall refer to the Existing Borrowers prior to the execution of the execution and delivery hereof and to the Existing Borrowers and the New Borrower immediately following the execution and delivery hereof.)

                                   BACKGROUND

     A. Existing Borrowers, Agent and Lenders are parties to a certain Loan and Security Agreement dated June 13, 2002, as amended by that certain First Amendment and Consent Agreement to Loan and Security Agreement among Agent, Lenders and Borrowers dated as of August 7, 2003 and that certain Second Amendment to Loan and Security Agreement among Agent, Lenders and Borrowers dated as of November 26, 2003 (as it may heretofore otherwise have been or may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Existing Borrowers established certain financing arrangements with Lenders including a Revolving Credit Loan facility and a Letter of Credit facility. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Effective as of May 31, 2003, Borrowers notified Agent as required under subsection 8.2.1(iv) of the Loan Agreement that GHS intended to created a new Subsidiary as of June 30, 2003. On June 30, 2003, GHS formed New Borrower as a wholly-owned Subsidiary of GHS. Under subsection 8.2.1(iv) of the Loan Agreement, any Borrower creating such a new Subsidiary must

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pledge the capital stock of such newly-created Subsidiary to Agent for the ratable benefit of the Lenders and cause such newly-created Subsidiary to become a party to the Loan Agreement as a Subsidiary Borrowing Corporation pursuant to a joinder agreement acceptable to Agent.

     C. Borrowers, Agent and Lenders have also agreed to amend certain provisions of the Loan Agreement to modify certain requirements of the Borrowers concerning the delivery of certain reports to Agent.

     D. Borrowers, Agent and Lenders have agreed to execute this Joinder to (a) provide for the joinder of New Borrower as a "Borrower" under the Loan Agreement and (b) amend certain provisions of the Loan Agreement relating to the Borrower's reporting requirements.

     NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

     1. Joinder.

        (a) Agent and Lenders acknowledge having accepted Borrower's letter dated and delivered February 13, 2004 giving notice effective as of May 31, 2003 of GHS's intention to form New Borrower as a wholly-owned subsidiary of GHS.

        (b) Upon the effectiveness of this Joinder, New Borrower joins in, becomes a Borrower under and assumes and accepts all of the obligations and acquires all of the rights of a Borrower under the Loan Agreement. All references to Borrower or Borrowers contained in the Loan Agreement or any other Existing Loan Document, are immediately upon the effectiveness hereof, hereby deemed for all purposes to also refer to and include New Borrower as a Borrower. New Borrower hereby agrees to comply with all of the terms and conditions of the Loan Agreement as if it were an original signatory thereto.

        (c) Without limiting the generality of the provisions of subparagraph
(a) above, New Borrower hereby becomes and is thereby liable, on a joint and several basis, along with all other Borrowers for all existing and future Loans and Letters of Credit and any and all other Obligations.

        (d) The Exhibits to the Loan Agreement are hereby amended to include the information contained in the updates to such Exhibits (setting forth the requisite information relating to New Borrower) contained in Attachment I hereto.

     2. Amendments to Loan Agreement. Upon the effectiveness of this Joinder, the Loan Agreement shall be amended as follows:
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        (a) Amendment Concerning Delivery of Annual Projections. Subsection
8.1.5 of the Loan Agreement shall be amended by deleting such subsection in its entirety and replacing it as follows:

          8.1.5 Projections. Not later than sixty (60) days following the end of each fiscal year of Borrowers, deliver to Agent Projections of Borrowers for the forthcoming fiscal year of Borrowers, such Projections to be prepared on a fiscal quarter by fiscal quarter basis.

        (b) Amendment Concerning Frequency of Borrowing Base Certificate. Subsection 8.1.6 of the Loan Agreement shall be amended by deleting such subsection in its entirety and replacing it as follows:

          8.1.6 Borrowing Base Certificate. No later than twenty (20) calendar days after the last day of each fiscal quarter of Borrowers, Borrowers shall deliver to Agent a Borrowing Base Certificate in the form of Exhibit C hereto executed by the Chief Financial Officer of the Company, provided that Agent or any other Lender may at any time and from time to time require Borrowers to deliver Borrowing Base Certificates on a more frequent basis as Agent (or any such other Lender) may determine in the exercise of its sole discretion.

     3. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Borrower, including without limitation New Borrower, represents and warrants to Lender that:

        (a) All warranties and representations made to Agent and Lenders under the Loan Agreement and the other Existing Loan Documents (as such warranties and representation may have been amended pursuant to the amendments to the Exhibits to the Loan Agreement set forth in Section 1(d) above) are true and correct as to the date hereof.

        (b) The execution and delivery by each Borrower, including without limitation New Borrower, of this Joinder and the performance by each such Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate actions and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar corporate governance documents of such Borrower, and
(iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

        (c) This Joinder, the Amended and Restated Note (as defined below) and any assignment, instrument, document or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Borrower in accordance with its respective terms.

        (d) Both prior and after giving effect to this Amendment, no Default or Event of Default, other than the Existing Default, exists under the Loan Agreement or any of the other Existing Loan Documents.

        (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower, including without limitation New Borrower, of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

        (f) The name, office, and signature of the officer(s) of each Borrower (other than New Borrower) signing this Amendment have previously been certified to Agent in the incumbency and signature certificates of such Borrower heretofore delivered to Agent.

     4. Collateral. To secure the prompt payment and performance to Agent and Lenders of the Obligations and satisfaction by Borrowers of all covenants and undertakings contained in the Loan Agreement and other Existing Loan Documents, New Borrower hereby grants to Agent, for the ratable benefit of Lenders, a continuing security interest in and Lien upon all of the Collateral owned by New Borrower, whether now owned or existing or hereafter created, acquired or arising and wherever located as more fully provided for in Section 5.1 of the Loan Agreement. New Borrower hereby irrevocably authorizes Lender at any time to execute and/or file any UCC-1 financing statements (with or without the signature of New Borrower) as are necessary, desirable or prudent to perfect Agent's Lien upon any of the Collateral owned by New Borrower, including without limitation financing statements that indicate the Collateral as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in
Section 5.1 of the Loan Agreement, all as more fully provided for in Section 5.3 of the Loan Agreement. Each Existing Borrower hereby reconfirms the grant to Agent, for the ratable benefit of Lenders, of a continuing security interest in and Lien upon all of the Collateral owned by such Borrower, whether now owned or existing or hereafter created, acquired or arising and wherever located, given to Agent by such Borrower under the Existing Loan Documents and each Borrower hereby confirms and agrees that all security interests and liens granted to Agent by any one of them continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Agent, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority, and extent of Agent's existing security interest in and liens upon the Collateral of any Borrower.

     5. Effectiveness Conditions. This Joinder shall be effective, and the New Borrower shall be deemed a Borrower under the Loan Agreement and Existing Loan Documents, upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

        (a) Execution and delivery of this Joinder by all parties hereto;

        (b) Execution and delivery of Amended and Restated Revolving Credit Notes dated as of the date hereof in favor of each Lender (collectively, "Amended and Restated Notes") by all of the Borrowers (including New Borrower);

        (c) Execution and delivery by GHS of a First Amendment to Pledge Agreement dated as of the date hereof pledging one hundred percent (100%) of the issued and outstanding capital stock of New Borrower and delivery to Agent of stock certificates (along with appropriate stock powers endorsed in blank) representing such pledged stock;

        (d) Filing of UCC-1 financing statements against New Borrower in favor of Agent in such jurisdictions as Agent shall deem necessary, desirable or prudent;

        (e) A Secretary's Certificate of New Borrower (x) containing a certification of incumbency regarding the officers of New Borrower and (y) certifying (i) the articles or certificate of incorporation of New Borrower,
(ii) the bylaws of New Borrower and (iii) resolutions or written actions/consents of the Board of Directors of New Borrower authorizing the execution of this Joinder, the Amended and Restated Notes and any and all other documents, instruments and agreements required in connection herewith and therewith and the performance of the obligations of New Borrower hereunder and thereunder;

        (f) Good Standing Certificates in each jurisdiction where New Borrower is incorporated and/or qualified to do business;

        (g) Written opinion of counsel to New Borrower in form and substance satisfactory to Agent;

        (h) Uniform Commercial Code, judgment, federal and state tax lien searches against New Borrower showing that the Collateral is not subject to any liens, claims or encumbrances (other than Permitted Liens); and

        (i) Any and all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Joinder.

     7. Joinder as Loan Document. Borrowers hereby acknowledge and agree that this Joinder constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrowers under or in connection with this Joinder shall have been untrue, false or misleading in any material respect when made, or (ii) Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Joinder.

     8. Reaffirmation by Guarantors. Each Subsidiary Guarantor acknowledges and agrees that the execution, delivery and performance of this Joinder by Agent, Lenders and Borrowers, and the carrying out of the provisions hereof and the consummation of all transactions contemplated hereunder, including without limitation the amendments to the Loan Agreement provided for hereunder, shall not affect or in any way diminish or modify the obligations of each of them under the Subsidiary Guaranty and Surety Agreement executed by Subsidiary Guarantors as of June 13, 2002 or any other Existing Loan Document to which such Subsidiary Guarantor is a party, and each Subsidiary Guarantor acknowledges and affirms its obligations under the Subsidiary Guaranty and Surety Agreement and the other Existing Loan Documents.

     9. Governing Law. THIS JOINDER HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK. THIS JOINDER, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT, ANY OTHER EXISTING LOAN DOCUMENT, AND/OR THIS JOINDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS OTHERWISE APPLICABLE CONFLICTS OF LAWS RULES.

     10. Waiver of Jury Trial. EACH BORROWER (INCLUDING WITHOUT LIMITATION NEW BORROWER) AND EACH SUBSIDIARY GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH EACH LENDER AND AGENT HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THIS JOINDER. EACH BORROWER (INCLUDING WITHOUT LIMITATION NEW BORROWER) AND EACH SUBSIDIARY GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     11. Successors and Assigns. This Joinder, along with each of the Existing Loan Documents, shall be binding upon and shall benefit Agent, Lenders, Borrowers and Subsidiary Guarantors and their respective successors and permitted assigns (as and if permitted under the Loan Agreement).

     12. Counterparts. This Joinder may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]
                         [SIGNATURES ON FOLLOWING PAGE]
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     IN WITNESS WHEREOF, the parties have executed this Third Amendment and
Joinder to Loan and Security Agreement the day and year first written above.

                                    EXISTING BORROWERS:

                                    GENTIVA HEALTH SERVICES, INC.

                                    By:______________________________
                                    Name:  John R. Potapchuk
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                    GENTIVA HEALTH SERVICES HOLDING CORP.
                                    Gentiva CareCentrix, INC.
                                    Gentiva CareCentrix  (Area One) Corp.
                                    Gentiva CareCentrix (Area Two) Corp.
                                    Gentiva CareCentrix  (Area Three) Corp.
                                    Gentiva Certified HealthCare Corp.
                                    GENTIVA HEALTH Services (Certified), Inc.
                                    GENTIVA HEALTH Services (USA), Inc.
                                    Gentiva Services of New York, Inc.
                                    New York Healthcare Services, Inc.
                                    OHS Service Corp.
                                    QC-Medi New York, Inc.
                                    Quality Care - USA, Inc.
                                    Quality Managed Care, Inc.


                                    By:______________________________
                                    Name:  John R. Potapchuk
                                    Title: Treasurer

                                    NEW BORROWER:

                                    GENTIVA HEALTH SERVICES IPA, INC.


                                    By:______________________________
                                    Name:  John R. Potapchuk
                                    Title: Treasurer

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
          [Borrowers Signature Page to Third Amendment and Joinder to
                           June 2002 Loan Agreement]

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

                                    SUBSIDIARY GUARANTORS:

                                    Commonwealth Home Care, Inc.
                                    Kimberly Home Health Care, Inc.
                                    PartnersFirst Management, Inc.
                                    Quantum Care Network, Inc.
                                    Quantum Health Resources, Inc.
                                    The I.V. Clinic, Inc.
                                    The I.V. Clinic II, Inc.
                                    The I.V. Clinic III, Inc.



                                    By:______________________________
                                    Name:  John R. Potapchuk
                                    Title: Treasurer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

     [Subsidiary Guarantors Signature Page to Third Amendment and Joinder to
                           June 2002 Loan Agreement]

                                    AGENT:

                                    FLEET CAPITAL CORPORATION,
                                    as Agent

                                    By:______________________________
                                    Name:  Adam Seiden
                                    Title: Vice President


                                    LENDERS:

                                    FLEET CAPITAL CORPORATION,


                                    By:______________________________
                                    Name:  Adam Seiden
                                    Title: Vice President


                                    Siemens Financial Services, Inc.


                                    By:______________________________
                                    Name:
                                    Title:


                                    HFG HEALTHCO-5 LLC


                                    By:______________________________
                                    Name:
                                    Title:


       [Agent and Lenders Signature Page to Third Amendment and Joinder to
                           June 2002 Loan Agreement]

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